UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2025

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 8, 2025, Intellia Therapeutics, Inc. (the “Company”) issued a press release titled “Intellia Therapeutics Presents Positive Pooled Phase 1/2 Data for Lonvoguran Ziclumeran (lonvo-z) in Patients with Hereditary Angioedema.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 10, 2025, the Company issued a press release titled “Intellia Therapeutics Presents Positive Longer-Term Phase 1 Data for Nexiguran Ziclumeran (nex-z) in Patients with Transthyretin (ATTR) Amyloidosis with Cardiomyopathy.” A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, are being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Phase 1/2 Data for Lonvoguran Ziclumeran

On November 8, 2025, the Company announced positive new clinical data from the ongoing Phase 1/2 trial of lonvoguran ziclumeran (“lonvo-z,” also known as NTLA-2002) in patients with hereditary angioedema (“HAE”). Lonvo-z is an investigational in vivo CRISPR-based gene editing therapy that is currently in development as a one-time treatment for HAE. The global Phase 1/2 trial is evaluating the safety and efficacy of lonvo-z in adults with Type I or Type II HAE. These results were shared in an oral presentation at the American College of Allergy, Asthma & Immunology 2025 Annual Scientific Meeting in Orlando, Florida on November 8, 2025.

The clinical data presented on November 8 was based on a pooled analysis of all 32 patients who have received a one-time 50 mg treatment of lonvo-z via intravenous infusion in the Phase 1/2 trial. Of the 32 patients, 15 had initially received the 50 mg dose at study day 1 (four in Phase 1 and 11 in Phase 2) and 17 were treated after unblinding of the Phase 2 clinical trial for the primary analysis (11 had originally received a 25 mg dose of lonvo-z, which was determined to be a suboptimal dose, and six had previously received placebo). The data cut-off date for the analysis was August 29, 2025.

Deep, stable and durable reductions in plasma kallikrein were observed in all patients, with a mean reduction of 89% at month 24. Among the 32 patients, 31 (97%) were both attack-free and long-term prophylaxis (“LTP”)-free as of the data cutoff date, with 24 (75%) being attack-free and LTP-free for at least seven months (up to 32 months for patients with the longest follow-up). Of the 11 patients who initially received the 50 mg dose of lonvo-z in Phase 2, 10 were attack-free and LTP-free (nine for 7-32 months and one for <6 months). The one patient who was not attack-free and LTP-free as of the data cutoff date had a 59% reduction from baseline in their monthly attack rate.

After a 50 mg dose, a well-tolerated safety profile was observed in the Phase 1/2 trial for up to three years of follow-up with no long-term risks identified. The most frequent treatment-emergent adverse events (“TEAEs”) within 28 days of infusion were infusion-related reactions, fatigue and headache. The most frequent TEAEs reported ≥28 days after infusion up to long-term follow-up (“LTFU”) were nasopharyngitis, upper respiratory tract infection, back pain, arthralgia and COVID-19. A single Grade 2 AST elevation was reported among all patients in the Phase 1/2 trial who received a 50 mg dose of lonvo-z. This event had an onset at study day 1 and spontaneously resolved by study day 4 in a patient previously treated with lonvo-z 25 mg. Safety of the 50 mg dose after patients received the suboptimal dose (25 mg) was consistent with the overall clinical trial population. There were no clinically significant shifts in liver enzymes or coagulation parameters. One serious adverse event (“SAE”), a pulmonary embolism, was observed in a patient with multiple risk factors one year after the infusion, and the event resolved without sequelae. In LTFU (n=17), there were no SAEs or TEAEs reported with lonvo-z 50 mg, as of the data cutoff date.

A one-time 50 mg treatment of lonvo-z is being further evaluated in patients with HAE in the ongoing global Phase 3 HAELO clinical trial, which completed enrollment in September 2025. The Company expects to report topline data from the HAELO Phase 3 trial by mid-2026.

Phase 1 Data for Nexiguran Ziclumeran

On November 10, 2025, the Company announced positive new clinical data from the ongoing Phase 1 trial of nexiguran ziclumeran (“nex-z,” also known as NTLA-2001) in patients with transthyretin (“ATTR”) amyloidosis with cardiomyopathy (“ATTR-CM”). Nex-z is an investigational in vivo CRISPR-based gene editing therapy in development as a one-time treatment for ATTR amyloidosis. The Phase 1 clinical trial is an open-label, two-part trial evaluating the safety and efficacy of nex-z in patients with ATTR-CM. These results were shared in a late-breaking oral presentation at the American Heart Association Scientific Sessions 2025 in New Orleans, Louisiana on November 10, 2025.

The Phase 1 trial enrolled 36 patients, a high proportion of whom had advanced disease at baseline (50% classified as New York Heart Association (“NYHA”) Class III and 31% with variant ATTR-CM). The data cut-off date for the clinical data presented on November 10 was August 23, 2025.

Across all patients in the Phase 1 trial, a one-time treatment of nex-z led to consistently rapid, deep and sustained serum TTR reduction, regardless of baseline levels, through the data cut-off date. All patients in the Phase 1 trial continued to show a sustained response with no evidence of a waning effect over time. Among the 9 patients who reached 36 months of follow-up, the mean serum TTR reduction was 87% (mean absolute serum TTR level of 22.9 µg/mL [Mean 95% CI, 16.0 to 29.8]), consistent with the overall cohort at month 24.

Patients dosed with nex-z in the Phase 1 trial continued to show evidence of disease stabilization or improvement at month 24 compared to baseline. Evaluation was based on multiple markers of cardiomyopathy, including N-terminal pro-B-type natriuretic peptide (“NT-proBNP”), high sensitivity Troponin T (“hs-Troponin T”), 6-minute walk test (“6MWT”), Kansas City Cardiomyopathy Questionnaire (“KCCQ”), and echocardiographic measures.

At 24 months, NT-proBNP and hs-Troponin T, which are markers known to be associated with disease progression, showed stability or improvement in 70% and 85% of patients in the Phase 1 trial, respectively. Preservation of functional status, as measured by 6MWT, was observed with 69% of patients either showing stability or improvement. Notably, 81% of patients were stable or improved in their NYHA classification at 24 months, including improvement in 83% of patients with NYHA Class III. There also was evidence of benefit in quality of life, regardless of NYHA Class at baseline as assessed by KCCQ. Assessment of cardiac structure with echocardiography, showed a similar pattern of stability with limited progression of cardiac remodeling at 24 months.

Additionally, findings from a mortality assessment were presented. This post-hoc analysis was conducted on a cohort of 1,792 ATTR-CM patients from the National Amyloidosis Center whose baseline characteristics were matched to those of the Phase 1 nex-z population. The analysis showed patients receiving a one-time treatment with nex-z in the Phase 1 trial had an all-cause mortality rate of 3.9 per 100 patient-years, while the matched cohort had an all-cause mortality rate of 12.7 per 100 patient-years (HR 0.27, p=0.009).

Nex-z was generally well tolerated across all patients in the Phase 1 clinical trial. The most commonly reported treatment-related adverse events were infusion-related reactions and transaminase elevations. In this Phase 1 population, liver enzyme elevations did not exceed Grade 2. Through the long-term follow-up evaluation, as of the data cut-off date, including patients who reached 44 months, any event leading to death (n=4) was related to the progression of the patients’ underlying cardiovascular disease, consistent with what is expected for this patient population.

Nex-z is being further evaluated in patients with ATTR amyloidosis in the ongoing global Phase 3 MAGNITUDE and MANGITUDE-2 clinical trials for ATTR-CM and hereditary ATTR amyloidosis with polyneuropathy, respectively. On October 29, 2025, the United States Food and Drug Administration placed a clinical hold on the investigational new drug applications for the MAGNITUDE and MAGNITUDE-2 trials.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the safety, tolerability, efficacy, success and advancement of its clinical programs for lonvoguran ziclumeran or “lonvo-z” (f/k/a NTLA-2002) for hereditary angioedema (“HAE”) and nexiguran ziclumeran or “nex-z” (f/k/a NTLA-2001) for transthyretin (“ATTR”) amyloidosis, including the ability to successfully complete its global Phase 3 HAELO study of lonvo-z for HAE and to address the clinical hold that the United States Food and Drug Administration (“FDA”) placed on the investigational new drug (“IND”) applications for its global Phase 3 MAGNITUDE study of nex-z for ATTR amyloidosis with cardiomyopathy (“ATTR-CM”) and its global Phase 3 MAGNITUDE-2 study for hereditary ATTR amyloidosis with polyneuropathy (“ATTRv-PN”) to resume the MAGNITUDE and MAGNITUDE-2 clinical trials; its ability to present a topline data readout from the HAELO study by mid-2026; lonvo-z’s potential to become a one-time treatment for HAE; and nex-z’s potential to become a one-time treatment for ATTR amyloidosis.

Any forward-looking statements in this current report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to valid third party intellectual property; risks related to Intellia’s relationship with third parties, including its licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, including lonvo-z and nex-z; uncertainties related to the authorization, initiation and conduct of studies and other development requirements for our product candidates, including uncertainties related to regulatory approvals to conduct clinical trials, including risks related to our ability to complete the Phase 3 HAELO study for HAE, present a topline data readout from the HAELO study by mid-2026, generate data to support lonvo-z’s potential to be a one-time treatment for HAE, address the clinical hold that the FDA placed on the IND applications for the MAGNITUDE Phase 3 study for ATTR-CM and the MAGNITUDE-2 Phase 3 study for ATTRv-PN and to resume those clinical trials; the risk that any one or more of Intellia’s product candidates, including lonvo-z and nex-z, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies for the same product candidate or Intellia’s other product candidates; and risks related to Intellia’s reliance on collaborations, including that its collaboration with Regeneron Pharmaceuticals, Inc. will not continue or will not be successful. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this current report on Form 8-K is as of the date of the report, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2025 titled “Intellia Therapeutics Presents Positive Pooled Phase 1/2 Data of Lonvoguran Ziclumeran (lonvo-z) in Patients with Hereditary Angiodema”

99.2	Press Release dated November 10, 2025 titled “Intellia Therapeutics Presents Positive Longer-Term Phase 1 Data of Nexiguran Ziclumeran (nex-z) in Patients with Transthyretin (ATTR) Amyloidosis with Cardiomyopathy”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: November 10, 2025	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President